SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

(AMENDMENT NO. 1)

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 3, 2002

(Date of Report) (Date of earliest event reported)

Wipro Limited

(Exact name of registrant as specified in its charter)

Karnataka, India	001-16139	98-015-4401

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Doddakannelli, Sarjapur Road, Bangalore, Karnataka 560035, India

(Address of principal executive offices)

+91-80-844-0011

Registrant’s telephone number, including area code:

Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 2.7
EXHIBIT 99.2

Item 2. Acquisition or Disposition of Assets

On July 31, 2002, we acquired equity shares and warrants to purchase equity shares of Spectramind Limited, a limited liability company incorporated in Bermuda, pursuant to a Sale and Purchase Agreement with ChrysCapital I, LLC. We also acquired equity shares and options to purchase equity shares of Spectramind eServices Private Limited, an indirect subsidiary of Spectramind Limited, incorporated in India, pursuant to Securities Sale and Purchase Agreements with senior management and other employees of Spectramind eServices. We paid an aggregate consideration of Rs. 3,691 million ($75.82 million) in cash, with Rs. 2,549 million ($60.49 million) of the consideration from the proceeds of our initial U.S. public offering of American Depositary Shares in October 2000, and the balance of the consideration from working capital. As of the close of the transactions on July 31, 2002, we held 82% of Spectramind Limited on a fully diluted basis and 80% of Spectramind eServices on a fully diluted basis, which includes shares we previously held in the company.

We entered into Call and Put Option Agreements with the senior management and other employee optionholders of Spectramind eServices on July 17, 2002, as amended on September 27, 2002 by the Supplemental Call and Put Option Agreement. Pursuant to these agreements, we may acquire up to an additional 13%, on a fully diluted basis, of Spectramind eServices. Each of the Call and Put Option Agreements provide us with the option to purchase any shares of Spectramind eServices that are purchased by its senior management and other employees pursuant to the exercise of their outstanding options to purchase equity shares. Our option to purchase such shares expires 190 days after the shares are purchased by the individual senior manager or employee, as provided for in the Call and Put Option Agreements. Additionally, each senior manager and other employee has a put option, within 190 days of acquiring the shares, to require us to purchase such shares. The consideration payable for such shares will be the fair market value of such shares at the time the put or call option is exercised.

On September 24, 2002, we acquired additional equity shares and warrants to purchase equity shares of Spectramind eServices. We paid an aggregate consideration of Rs. 170 million ($3.51 million) in cash from our working capital. As of the close of this transaction, we held approximately 81% of Spectramind eServices on a fully diluted basis. From time to time hereafter, we may acquire additional equity interests in Spectramind Limited and Spectramind eServices. Any such future purchase(s) will be disclosed in the financial statements in our Quarterly Reports on Form 6-K or Annual Reports on Form 20-F after the completion of such purchase(s).

Item 7. Financial Statements and Exhibits

(c)	Exhibits
*2.1	Share Sale and Purchase Agreement-ChrysCapital dated July 18, 2002.
*2.2	Form of Securities Sale and Purchase Agreement by and among Wipro Limited, Spectramind eServices Private Limited and Employee-Shareholders of Spectramind eServices Private Limited, dated July 17, 2002.
*2.3	Form of Call and Put Option Agreement by and among Wipro Limited, Spectramind eServices Private Limited and Employee-Optionees of Spectramind eServices Private Limited dated July 17, 2002.
*2.4	Form of Call and Put Option Agreement by and among Wipro Limited, Spectramind eServices Private Limited and Senior Management-Shareholders of Spectramind eServices Private Limited dated July 17, 2002.
*2.5	Form of Securities Sale and Purchase Agreement by and among Wipro Limited, Spectramind eServices Private Limited and Senior Management-Shareholders of Spectramind eServices Private Limited dated July 17, 2002.
*2.6	Authorisation Agreement between Wipro Limited and Raman Roy, dated July 17, 2002.
2.7	Supplemental Call and Put Option Agreement dated September 27, 2002.
*99.1	Press release dated August 1, 2002.
99.2	Press release dated September 2, 2002.

*	Previously filed with Registrant’s Report on Form 8-K filed on August 15, 2002

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2002	WIPRO LIMITED
	By:	/s/ Suresh C. Senapaty

Suresh C. Senapaty Executive Vice President, Finance

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INDEX TO EXHIBITS

Exhibits

*2.1	Share Sale and Purchase Agreement-ChrysCapital dated July 18, 2002.
*2.2	Form of Securities Sale and Purchase Agreement by and among Wipro Limited, Spectramind eServices Private Limited and Employee-Shareholders of Spectramind eServices Private Limited, dated July 17, 2002.
*2.3	Form of Call and Put Option Agreement by and among Wipro Limited, Spectramind eServices Private Limited and Employee-Optionees of Spectramind eServices Private Limited dated July 17, 2002.
*2.4	Form of Call and Put Option Agreement by and among Wipro Limited, Spectramind eServices Private Limited and Senior Management-Shareholders of Spectramind eServices Private Limited dated July 17, 2002.
*2.5	Form of Securities Sale and Purchase Agreement by and among Wipro Limited, Spectramind eServices Private Limited and Senior Management-Shareholders of Spectramind eServices Private Limited dated July 17, 2002.
*2.6	Authorisation Agreement between Wipro Limited and Raman Roy, dated July 17, 2002.
2.7	Supplemental Call and Put Option Agreement dated September 27, 2002.
*99.1	Press release dated August 1, 2002.
99.2	Press release dated September 2, 2002.

*	Previously filed with Registrant’s Report on Form 8-K filed on August 15, 2002

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